Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

(Investor Relations)	(Corporate Press)
Nicole Shevins	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Nicole.Shevins@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reports Results for Fiscal Third Quarter 2024

$1.34 billion Net Bookings, with outperformance in Grand Theft Auto V and Grand Theft Auto Online, Red Dead Redemption series, and Toon Blast

Company updates outlook for fiscal 2024, including Net Bookings of $5.25 to $5.3 billion

New York, NY – February 8, 2024 – Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today reported results for the third quarter of its fiscal year 2024, ended December 31, 2023. For further information, please see the third quarter fiscal 2024 results slide deck posted to the Company’s investor relations website at take2games.com/ir.

Management Comments

"We achieved solid third quarter results, including Net Bookings of $1.3 billion. Grand Theft Auto V and Grand Theft Auto Online, the Red Dead Redemption series, and Zynga’s in-app purchases, led by Toon Blast, exceeded our expectations, as we launched engaging new content, partnerships, and activations. This was partially offset by some softness in mobile advertising and sales for NBA 2K24," said Strauss Zelnick, Chairman and CEO of Take-Two.

"We are reducing our outlook for the year to reflect these factors, as well as a planned release moving out of the fourth quarter, and increased marketing for Zynga’s new hit mobile game, Match Factory!, which we believe will enable us to scale the title meaningfully. Our revised Net Bookings forecast is $5.25 to $5.3 billion."

"Our strategy is anchored in creativity, innovation, and efficiency. We are currently working on a significant cost reduction program across our entire business to maximize our margins, while still investing for growth. These measures are incremental to, and more robust than, our prior cost reduction program, and we aim to achieve greater operating leverage as we roll out our outstanding release schedule.”

"We have always managed Take-Two for the long-term. Our Company's potential is vast and unique, driven by our creative talent, our owned and controlled IP, and our groundbreaking pipeline for fiscal 2025 and beyond. As we focus on our strategic priorities, we are confident that we will grow our Net Bookings, enhance our profitability, and continue to deliver value for our shareholders.”

Third Quarter Fiscal 2024 Financial and Operational Highlights

•Total Net Bookings* decreased 3% to $1.34 billion, as compared to $1.38 billion during last year’s fiscal third quarter.
◦Net Bookings from recurrent consumer spending** decreased 7% and accounted for 75% of total Net Bookings.
◦The largest contributors to Net Bookings were NBA® 2K24, Grand Theft Auto® Online and Grand Theft Auto V, Toon Blast™, Empires & Puzzles™, our hyper-casual mobile portfolio, Red Dead Redemption® 2 and Red Dead Online, Words With Friends™, Grand Theft Auto: The Trilogy - The Definitive Edition, and Merge Dragons!™.

•GAAP net revenue decreased 3% to $1.37 billion, as compared to $1.41 billion in last year’s fiscal third quarter.
◦Recurrent consumer spending** decreased 7% and accounted for 76% of total GAAP net revenue.
◦The largest contributors to GAAP net revenue were NBA 2K24 and NBA 2K23, Grand Theft Auto Online and Grand Theft Auto V, Toon Blast, Empires & Puzzles, our hyper-casual mobile portfolio, Red Dead Redemption 2 and Red Dead Online, Words With Friends, Merge Dragons!, and Grand Theft Auto: The Trilogy - The Definitive Edition.

•GAAP net loss was $91.6 million, or $0.54 per share, as compared to $153.4 million, or $0.91 per share, for the comparable period last year.

•Our GAAP results include an impairment charge of $53.4 million related to intangible assets.

* Net Bookings is our operational metric and defined as the net amount of products and services sold digitally or sold-in physically during the period, and includes licensing fees, merchandise, in-game advertising, strategy guides and publisher incentives.
** Recurrent consumer spending is generated from ongoing consumer engagement and includes virtual currency, add-on content, in-game purchases and in-game advertising.

Third Quarter Fiscal 2024 Financial Results

The following data is used internally by the Company’s management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial results in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Three Months Ended December 31, 2023
		Financial Data
in millions	Statement of Operations	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Amortization and impairment of acquired intangibles	Business acquisition	Other (a)
GAAP
Total net revenue	$1,366.3	(28.5)
Cost of revenue	688.2	—	(6.4)	(230.1)
Gross profit	678.1	(28.5)	6.4	230.1
Operating expenses	807.6		(79.5)	(19.0)	10.9	(1.3)
(Loss) income from operations	(129.5)	(28.5)	85.9	249.1	(10.9)	1.3
Interest and other, net	(22.5)	(1.8)			1.8	3.8
(Loss) gain on fair value adjustments, net	(0.3)					0.3
(Loss) income before income taxes	(152.3)	(30.3)	85.9	249.1	(9.1)	5.4

Non-GAAP
EBITDA	146.5	(28.5)	85.9		(12.6)	5.1

Note: For management reporting purposes, the table above assumes a management tax rate of 18% and a fully diluted share count of 172.7 million in order to calculate diluted net income per share.

(a) Other includes adjustments for (i) the revaluation of the Turkish Lira against the U.S. Dollar, (ii) business reorganization expenses, and (iii) fair value adjustments related to certain equity investments.

Outlook for Fiscal 2024

Take-Two is revising its outlook for the fiscal year ending March 31, 2024 and providing its initial outlook for its fiscal fourth quarter ending March 31, 2024:

Fiscal Year Ending March 31, 2024

The Company is also providing selected data, which is used internally by its management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial outlook in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Fiscal Year Ending March 31, 2024
		Financial Data
$ in millions except for per share amounts	Outlook (1)	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Amortization and impairment of acquired intangibles	Business acquisition and other (a)
GAAP
Total net revenue	$5,270 to $5,320	$(20)
Cost of revenue	$2,787 to $2,806		$(27)	$(991)	$10
Operating expenses	$3,545 to $3,555		$(309)	$(115)	$(200)
Interest and other, net	$110	$1			$(22)
(Loss) income before income taxes	$(1,172) to $(1,151)	$(21)	$336	$1,106	$212
Net loss	$(1,013) to $(995)
Net loss per share	$(5.95) to $(5.85)
Net cash provided by operating activities	approximately $90
Capital expenditures	approximately $150

Non-GAAP
EBITDA	$313 to $334	$(20)	$336		$25
Adjusted Unrestricted Operating Cash Flow	approximately $100

Operational metric
Net Bookings	$5,250 to $5,300

•Management reporting tax rate anticipated to be 18%
•Share count used to calculate GAAP net loss per share is expected to be 170.1 million
•Share count used to calculate management reporting diluted net income per share is expected to be 172.4 million

(a) Other includes adjustments for (i) the revaluation of the Turkish Lira against the U.S. Dollar, (ii) business reorganization expenses, and (iii) fair value adjustments related to certain equity investments.

Fourth Quarter Ending March 31, 2024

The Company is also providing selected data, which is used internally by its management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial outlook in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Three Months Ending March 31, 2024
		Financial Data
$ in millions except for per share amounts	Outlook (1)	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Amortization of intangible assets	Business acquisition and other
GAAP
Total net revenue	$1,323 to $1,373	$(57)
Cost of revenue	$609 to $628	$(3)	$(6)	$(164)
Operating expenses	$896 to $906		$(82)	$(20)	$6
Interest and other, net	$30				$(2)
(Loss) income before income taxes	$(213) to $(192)	$(54)	$88	$184	$(4)
Net loss	$(170) to $(153)
Net loss per share	$(1.00) to $(0.90)

Non-GAAP
EBITDA	$33 to $55	$(54)	$88		$(6)

Operational metric
Net Bookings	$1,270 to $1,320

•Management reporting tax rate anticipated to be 18%
•Share count used to calculate GAAP net loss per share is expected to be 170.6 million
•Share count used to calculate management reporting diluted net income per share is expected to be 173.0 million

1)The individual components of the financial outlook may not foot to the totals, as the Company does not expect actual results for every component to be at the low end or high end of the outlook range simultaneously.

Key assumptions and dependencies underlying the Company’s outlook include: a continuation of the current economic backdrop; the timely delivery of the titles included in this financial outlook; continued growth in the installed base of PlayStation 5 and Xbox Series X|S, as well as engagement on Xbox One and PlayStation 4; the ability to develop and publish products that capture market share for these current generation systems while also leveraging opportunities on PC, mobile and other platforms; factors affecting our performance on mobile, such as player acquisition costs; our ongoing focus on our live services portfolio and new game pipeline; and stable foreign exchange rates. See also “Cautionary Note Regarding Forward Looking Statements” below.

Product Releases

The following have been released since October 1, 2023:

Label	Product	Platforms	Release Date
Zynga	Top Troops	iOS, Android	October 3, 2023
2K	Borderlands 3 Ultimate Edition	Switch	October 6, 2023
2K	NBA 2K24 Arcade Edition	Apple Arcade	October 24, 2023
Zynga	Match Factory!	iOS	November 7, 2023
Private Division	Rollerdrome	Xbox Series X|S	November 28, 2023
Rockstar Games	Grand Theft Auto Online: The Chop Shop	PS4, PS5, XBox One, Xbox Series X|S, PC	December 12, 2023
Zynga	Match Factory!	Android	December 21, 2023

Take-Two's future lineup announced to-date includes:

Label	Product	Platforms	Release Date
2K	WWE 2K24	PS4, PS5, Xbox One, Xbox Series X|S, PC	March 8, 2024
Private Division	Penny's Big Breakaway	PS5, Xbox Series X|S, PC, Switch	Q1 Calendar 2024
Private Division	No Rest for the Wicked	Early Access on PC	Q2 Calendar 2024
Zynga	Game of Thrones: Legends	iOS, Android	Calendar 2024
Zynga	Star Wars Hunters	iOS, Android, Switch	Calendar 2024
Private Division	Tales of the Shire	TBA	Fiscal 2025
Rockstar Games	Grand Theft Auto VI	PS5, Xbox Series X|S	Calendar 2025
2K	Top Spin 2K25	TBA	TBA
Ghost Story Games	Judas	PS5, Xbox Series X|S, PC	TBA

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics. The call can be accessed by dialing (877) 407-0984 or (201) 689-8577. A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses Non-GAAP measures of financial performance: Adjusted Unrestricted Operating Cash Flow, which is defined as GAAP net cash from operating activities, adjusted for changes in restricted cash, and EBITDA, which is defined as GAAP net income (loss) excluding interest income (expense), provision for (benefit from) income taxes, depreciation expense, and amortization and impairment of acquired intangibles.

The Company’s management believes it is important to consider Adjusted Unrestricted Operating Cash Flow, in addition to net cash from operating activities, as it provides more transparency into current business trends without regard to the timing of payments from restricted cash, which is primarily related to a dedicated account limited to the payment of certain internal royalty obligations.

The Company’s management believes it is important to consider EBITDA, in addition to net income, as it removes the effect of certain non-cash expenses, debt-related charges, and income taxes. Management believes that, when considered together with reported amounts, EBITDA is useful to investors and management in understanding the Company’s ongoing operations and in analysis of ongoing operating trends and provides useful additional information relating to the Company’s operations and financial condition.

These Non-GAAP financial measures are not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results. These Non-GAAP financial measures may be different from similarly titled measures used by other companies. In the future, Take-Two may also consider whether other items should also be excluded in calculating these Non-GAAP financial measures used by the Company. Management believes that the presentation of these Non-GAAP financial measures provides investors with additional useful information to measure Take-Two's financial and operating performance. In particular, these measures facilitate comparison of our operating performance between periods and may help investors to understand better the operating results of Take-Two. Internally, management uses these Non-GAAP financial measures in assessing the Company's operating results and in planning and forecasting. A reconciliation of these Non-GAAP financial measures to the most comparable GAAP measure is contained in the financial tables to this press release.

Final Results

The financial results discussed herein are presented on a preliminary basis; final data will be included in Take-Two’s Quarterly Report on Form 10−Q for the period ended December 31, 2023.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher, and marketer of interactive entertainment for consumers around the globe. We develop and publish products principally through Rockstar Games, 2K, Private Division, and Zynga. Our products are designed for console gaming systems, PC, and mobile, including smartphones and tablets. We deliver our products through physical retail, digital download, online platforms, and cloud streaming services. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at http://www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.
Cautionary Note Regarding Forward-Looking Statements
The statements contained herein, which are not historical facts, including statements relating to Take-Two Interactive Software, Inc.'s ("Take-Two," the "Company," "we," "us," or similar pronouns) outlook, are considered forward-looking statements under federal securities laws and may be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "potential," "predicts," "projects," "seeks," "should," "will," or words of similar meaning and include, but are not limited to, statements regarding the outlook for our future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including risks relating to our combination with Zynga Inc.; the risks of conducting business internationally, including as a result of unforeseen geopolitical events; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; factors affecting our mobile business, such as player acquisition costs; the timely release and significant market acceptance of our games; the ability to maintain acceptable pricing levels on our games.
Other important factors and information are contained in the Company's most recent Annual Report on Form 10-K, including the risks summarized in the section entitled "Risk Factors," the Company’s most recent Quarterly Report on Form 10-Q, and the Company's other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(in millions, except per share amounts)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
Net revenue:
Game	$1,208.2	$1,231.3	$3,432.9	$3,469.3
Advertising	158.1	176.5	517.3	434.4
Total net revenue	1,366.3	1,407.8	3,950.2	3,903.7
Cost of revenue:
Game intangibles	230.1	202.5	826.4	500.1
Product costs	191.3	204.6	545.9	526.0
Software development costs and royalties	59.7	91.6	258.5	249.0
Internal royalties	134.1	116.7	319.5	334.4
Licenses	73.0	76.5	227.2	232.1
Total cost of revenue	688.2	691.9	2,177.5	1,841.6
Gross profit	678.1	715.9	1,772.7	2,062.1
Selling and marketing	367.6	446.7	1,103.1	1,163.1
Research and development	232.4	238.2	710.7	655.2
General and administrative	165.0	168.9	542.7	620.6
Depreciation and amortization	42.6	35.0	128.3	86.0
Goodwill impairment	—	—	165.4	—
Total operating expenses	807.6	888.8	2,650.2	2,524.9
Loss from operations	(129.5)	(172.9)	(877.5)	(462.8)
Interest and other, net	(22.5)	(28.3)	(79.0)	(108.1)
(Loss) gain on fair value adjustments, net	(0.3)	1.1	(1.7)	(36.6)
Loss before income taxes	(152.3)	(200.1)	(958.2)	(607.5)
Benefit from income taxes	60.7	46.7	117.0	93.1
Net loss	$(91.6)	$(153.4)	$(841.2)	$(514.4)

Loss per share:
Basic and diluted loss per share	$(0.54)	$(0.91)	$(4.95)	$(3.27)
Weighted average shares outstanding
Basic	170.3	168.0	169.9	157.2

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
	December 31, 2023	March 31, 2023
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$898.7	$827.4
Short-term investments	23.5	187.0
Restricted cash and cash equivalents	184.6	307.6
Accounts receivable, net of allowances of $1.2 and $1.3 at December 31, 2023 and March 31, 2023, respectively	666.3	763.2
Software development costs and licenses	69.9	65.9
Contract assets	88.7	79.9
Prepaid expenses and other	286.8	277.1
Total current assets	2,218.5	2,508.1
Fixed assets, net	400.4	402.8
Right-of-use assets	316.6	282.7
Software development costs and licenses, net of current portion	1,444.3	1,072.2
Goodwill	6,614.2	6,767.1
Other intangibles, net	3,546.9	4,453.2
Deferred tax assets	7.1	44.8
Long-term restricted cash and cash equivalents	106.5	99.6
Other assets	241.2	231.6
Total assets	$14,895.7	$15,862.1
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$151.8	$140.1
Accrued expenses and other current liabilities	1,022.2	1,225.7
Deferred revenue	1,081.2	1,078.8
Lease liabilities	64.0	60.2
Short-term debt, net	373.2	1,346.8
Total current liabilities	2,692.4	3,851.6
Long-term debt, net	2,708.2	1,733.0
Non-current deferred revenue	61.3	35.5
Non-current lease liabilities	380.7	347.0
Non-current software development royalties	100.8	110.2
Deferred tax liabilities, net	223.0	534.0
Other long-term liabilities	220.7	208.3
Total liabilities	$6,387.1	$6,819.6
Stockholders' equity:
Preferred stock, $0.01 par value, 5.0 shares authorized; no shares issued and outstanding at December 31, 2023 and March 31, 2023	—	—
Common stock, $0.01 par value, 300.0 and 300.0 shares authorized; 194.2 and 192.6 shares issued and 170.5 and 168.9 outstanding at December 31, 2023 and March 31, 2023, respectively	1.9	1.9
Additional paid-in capital	9,286.9	9,010.2
Treasury stock, at cost; 23.7 and 23.7 common shares at December 31, 2023 and March 31, 2023, respectively	(1,020.6)	(1,020.6)
Retained earnings	323.1	1,164.3
Accumulated other comprehensive loss	(82.7)	(113.3)
Total stockholders' equity	$8,508.6	$9,042.5
Total liabilities and stockholders' equity	$14,895.7	$15,862.1

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in millions)

	Nine Months Ended December 31,
	2023	2022
Operating activities:
Net loss	$(841.2)	$(514.4)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization and impairment of software development costs and licenses	152.1	147.6
Stock-based compensation	255.0	238.5
Noncash lease expense	46.4	35.2
Amortization and impairment of intangibles	924.9	740.1
Depreciation	101.6	62.9
Goodwill impairment	165.4	—
Interest expense	103.2	79.0
Gain on debt extinguishment	(7.7)	—
Fair value adjustments	1.7	37.1
Other, net	30.6	(23.7)
Changes in assets and liabilities, net of effect from purchases of businesses:
Accounts receivable	98.0	158.0
Software development costs and licenses	(457.3)	(362.9)
Prepaid expenses and other current and other non-current assets	(47.8)	(23.5)
Deferred revenue	27.2	(88.1)
Accounts payable, accrued expenses and other liabilities	(559.3)	(450.0)
Net cash (used in) provided by operating activities	(7.2)	35.8
Investing activities:
Change in bank time deposits	21.2	123.0
Sale and maturities of available-for-sale securities	144.0	436.1
Purchases of fixed assets	(95.5)	(137.7)
Proceeds from sale of long-term investment	—	20.6
Purchases of long-term investments	(17.5)	(10.2)
Business acquisitions	(17.5)	(3,241.8)
Other	(8.2)	(4.8)
Net cash provided by (used in) investing activities	26.5	(2,814.8)
Financing activities:
Tax payment related to net share settlements on restricted stock awards	(76.6)	(90.6)
Issuance of common stock	38.1	22.3
Payment for settlement of convertible notes	—	(1,166.8)
Proceeds from issuance of debt	999.3	3,248.9
Cost of debt	(7.5)	(22.4)
Settlement of capped calls	—	140.1
Repayment of debt	(989.6)	(200.0)
Payment of contingent earn-out consideration	(35.7)	(26.9)
Net cash (used in) provided by financing activities	(72.0)	1,904.6
Effects of foreign currency exchange rates on cash, cash equivalents, and restricted cash and cash equivalents	7.9	(18.6)
Net change in cash, cash equivalents, and restricted cash and cash equivalents	(44.8)	(893.0)
Cash, cash equivalents, and restricted cash and cash equivalents, beginning of year (1)	1,234.6	2,195.3
Cash, cash equivalents, and restricted cash and cash equivalents, end of period (1)	$1,189.8	$1,302.3
(1) Cash, cash equivalents and restricted cash and cash equivalents shown on our Condensed Consolidated Statements of Cash Flow includes amounts in the Cash and cash equivalents, Restricted cash and cash equivalents, and Long-term restricted cash and cash equivalents on our Condensed Consolidated Balance Sheet.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
Net Revenue and Net Bookings by Geographic Region, Distribution Channel, and Platform
(in millions)

	Three Months Ended December 31, 2023		Three Months Ended December 31, 2022
	Amount	% of total	Amount	% of total
Net revenue by geographic region
United States	$818.3	60%	$886.8	63%
International	548.0	40%	521.0	37%
Total Net revenue	$1,366.3	100%	$1,407.8	100%

Net Bookings by geographic region
United States	$786.6	59%	$872.2	63%
International	551.2	41%	510.4	37%
Total Net Bookings	$1,337.8	100%	$1,382.6	100%

	Three Months Ended December 31, 2023		Three Months Ended December 31, 2022
	Amount	% of total	Amount	% of total
Net revenue by distribution channel
Digital online	$1,297.3	95%	$1,336.7	95%
Physical retail and other	69.0	5%	71.1	5%
Total Net revenue	$1,366.3	100%	$1,407.8	100%

Net Bookings by distribution channel
Digital online	$1,268.4	95%	$1,308.2	95%
Physical retail and other	69.4	5%	74.4	5%
Total Net Bookings	$1,337.8	100%	$1,382.6	100%

	Three Months Ended December 31, 2023		Three Months Ended December 31, 2022
	Amount	% of total	Amount	% of total
Net revenue by platform
Mobile	$706.7	52%	$721.2	51%
Console	547.6	40%	561.4	40%
PC and other	112.0	8%	125.2	9%
Total Net revenue	$1,366.3	100%	$1,407.8	100%

Net Bookings by platform
Mobile	$697.9	52%	$713.2	52%
Console	524.3	39%	541.6	39%
PC and other	115.6	9%	127.8	9%
Total Net Bookings	$1,337.8	100.0%	$1,382.6	100%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
Net Revenue and Net Bookings by Geographic Region, Distribution Channel, and Platform Mix
(in millions)

	Nine Months Ended December 31, 2023		Nine Months Ended December 31, 2022
	Amount	% of total	Amount	% of total
Net revenue by geographic region
United States	$2,417.8	61%	$2,412.6	62%
International	1,532.4	39%	1,491.1	38%
Total Net revenue	$3,950.2	100%	$3,903.7	100%

Net Bookings by geographic region
United States	$2,428.6	61%	$2,442.3	63%
International	1,555.6	39%	1,447.7	37%
Total Net Bookings	$3,984.2	100%	$3,890.0	100%

	Nine Months Ended December 31, 2023		Nine Months Ended December 31, 2022
	Amount	% of total	Amount	% of total
Net revenue by distribution channel
Digital online	$3,777.0	96%	$3,693.7	95%
Physical retail and other	173.2	4%	210.0	5%
Total Net revenue	$3,950.2	100%	$3,903.7	100%

Net Bookings by distribution channel
Digital online	$3,805.7	96%	$3,685.1	95%
Physical retail and other	178.5	4%	204.9	5%
Total Net Bookings	$3,984.2	100%	$3,890.0	100%

	Nine Months Ended December 31, 2023		Nine Months Ended December 31, 2022
	Amount	% of total	Amount	% of total
Net revenue by platform
Mobile	$2,032.9	52%	$1,820.9	47%
Console	1,598.6	40%	1,720.5	44%
PC and other	318.7	8%	362.3	9%
Total Net revenue	$3,950.2	100%	$3,903.7	100%

Net Bookings by platform
Mobile	$2,049.4	51%	$1,795.8	46%
Console	1,622.4	41%	1,722.4	44%
PC and other	312.4	8%	371.8	10%
Total Net Bookings	$3,984.2	100.0%	$3,890.0	100%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
ADDITIONAL DATA
(in millions)

Three Months Ended December 31, 2023	Net revenue	Cost of revenue- Game intangibles	Cost of revenue- Product costs	Cost of revenue- Software development costs and royalties	Cost of revenue- Internal royalties	Cost of revenue- Licenses
As reported	$1,366.3	$230.1	$191.3	$59.7	$134.1	$73.0
Net effect from deferred revenue and related cost of revenue	(28.5)		1.1	(1.5)		0.3
Stock-based compensation				(6.4)
Amortization and impairment of acquired intangibles		(230.1)

Three Months Ended December 31, 2023	Selling and marketing	Research and development	General and administrative	Depreciation and amortization	Interest and other, net	(Loss) gain on fair value adjustments, net
As reported	$367.6	$232.4	$165.0	$42.6	$(22.5)	$(0.3)
Net effect from deferred revenue and related cost of revenue					(1.8)
Stock-based compensation	(23.9)	(26.9)	(28.7)
Amortization and impairment of acquired intangibles	(1.6)	(7.2)		(10.3)
Acquisition related expenses			10.9		1.8
Other	(0.3)	(1.2)	(0.1)		3.8	0.3

Three Months Ended December 31, 2022	Net revenue	Cost of revenue -Game intangibles	Cost of revenue - Product costs	Cost of revenue- Software development costs and royalties	Cost of revenue- Internal royalties	Cost of revenue- Licenses
As reported	$1,407.8	$202.5	$204.6	$91.6	$116.7	$76.5
Net effect from deferred revenue and related cost of revenue	(25.0)		2.7	2.7		1.0
Stock-based compensation				(8.4)
Amortization and impairment of acquired intangibles		(202.5)		(0.2)

Three Months Ended December 31, 2022	Selling and marketing	Research and development	General and administrative	Depreciation and amortization	Interest and other, net	(Loss) gain on fair value adjustments, net
As reported	$446.7	$238.2	$168.9	$35.0	$(28.3)	$1.1
Net effect from deferred revenue and related cost of revenue					(3.8)
Stock-based compensation	(23.0)	(29.2)	(25.8)
Amortization and impairment of acquired intangibles	(80.5)	(7.2)		(11.4)
Acquisition related expenses	(1.1)	(1.8)	(16.3)		3.4
Fair value adjustments, net						(1.1)

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
ADDITIONAL DATA
(in millions)
Nine Months Ended December 31, 2023	Net revenue	Cost of revenue - Game intangibles	Cost of revenue - Product costs	Cost of revenue- Software development costs and royalties	Cost of revenue- Internal royalties	Cost of revenue- Licenses
As reported	$3,950.2	$826.4	$545.9	$258.5	$319.5	$227.2
Net effect from deferred revenue and related cost of revenue	34.0		0.1	3.0		(0.4)
Stock-based compensation				(20.5)
Amortization and impairment of acquired intangibles		(826.4)
Acquisition related expenses						10.0

Nine Months Ended December 31, 2023	Selling and marketing	Research and development	General and administrative	Depreciation and amortization	Goodwill impairment	Interest and other, net	(Loss) gain on fair value adjustments, net
As reported	$1,103.1	$710.7	$542.7	$128.3	$165.4	$(79.0)	$(1.7)
Net effect from deferred revenue and related cost of revenue
Stock-based compensation	(72.8)	(79.4)	(82.3)
Amortization and impairment of acquired intangibles	(49.4)	(21.5)		(28.2)
Acquisition related expenses	(0.2)	(2.2)	(17.1)		(165.4)	(1.0)	3.2
Other	(1.7)	(8.8)	(1.6)			19.6	(1.7)

Nine Months Ended December 31, 2022	Net revenue	Cost of revenue - Game intangibles	Cost of revenue - Product costs	Cost of goods revenue- Software development costs and royalties	Cost of revenue - Internal royalties	Cost of revenue - Licenses
As reported	$3,903.7	$500.1	$526.0	$249.0	$334.4	$232.1
Net effect from deferred revenue and related cost of revenue	(13.6)		0.3	12.9		2.6
Stock-based compensation				17.0
Amortization and impairment of acquired intangibles		(500.1)		(0.1)

Nine Months Ended December 31, 2022	Selling and marketing	Research and development	General and administrative	Depreciation and amortization	Interest and other, net	(Loss) gain on fair value adjustments, net
As reported	$1,163.1	$655.2	$620.6	$86.0	$(108.1)	$(36.6)
Net effect from deferred revenue and related cost of revenue					1.3
Stock-based compensation	(76.2)	(88.7)	(90.6)
Amortization and impairment of acquired intangibles	(196.5)	(17.4)		(24.1)
Acquisition related expenses	(8.0)	(15.3)	(140.1)		24.4	37.9
Fair value adjustments, net						(0.5)

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURE
(in millions)

	Nine Months Ended December 31,
	2023	2022
Net cash from operating activities	$(7.2)	$35.8
Net change in Restricted cash (1)	115.0	87.1
Adjusted Unrestricted Operating Cash Flow	$107.8	$122.9

	Nine Months Ended December 31,
	2023	2022
Restricted cash beginning of period	$407.2	$463.3
Restricted cash end of period	291.1	441.4
Restricted cash related to acquisitions	1.1	(65.2)
(1) Net change in Restricted cash	$115.0	$87.1

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURE
(in millions)
	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
Net loss	$(91.6)	$(153.4)	$(841.2)	$(514.4)
Benefit from income taxes	(60.7)	(46.7)	(117.0)	(93.1)
Interest expense (income)	17.4	22.5	50.3	72.1
Depreciation and amortization	42.6	35.0	128.3	86.0
Amortization and impairment of acquired intangibles	238.8	290.4	897.3	714.1
Goodwill impairment	—	—	165.4	—
EBITDA	$146.5	$147.8	$283.2	$264.6

Outlook
Fiscal Year Ending March 31, 2024
Net loss	$(1,013) to $(995)
Benefit from income taxes	$(159) to $(156)
Interest expense	$79
Depreciation	$135
Amortization of acquired intangibles	$1,106
Goodwill impairment	$165
EBITDA	$313 to $334

Outlook
Three Months Ended March 31, 2024
Net loss	$(170) to $(153)
Benefit from income taxes	$(43) to $(38)
Interest expense	$29
Depreciation	$33
Amortization of acquired intangibles	$184
EBITDA	$33 to $55